Exhibit 10.2

First Amendment to The EQUITY PURCHASE AGREEMENT

This First Amendment (this “Amendment”), dated April 7, 2021, to the Equity Purchase Agreement, dated March 24, 2020 (the “Agreement”), is made by and between Jaguar Health, Inc., a Delaware corporation (the “Company”), and Oasis Capital, LLC, a Puerto Rico limited liability company (the “Investor”). The Company and the Investor are sometimes referred to individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, the Company has requested, and the Investor has agreed, to amend the Agreement;

WHEREAS, the Agreement may be amended, pursuant to Section 10.15 of the Agreement, by the written instrument of the Company and the Investor;

NOW, THEREFORE, in consideration of the mutual covenants contained in this Amendment, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Investor hereby agree as follows:

Section 1. Recitals. The parties acknowledge and agree that the recitals set forth above are true and correct and are hereby incorporated in and made a part of this Amendment.

Section 2. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement.

Section 3. Amendments to the Agreement. Subject to the terms and conditions set forth in this Amendment, the Company and the Investor hereby agreement to the following amendments to the Agreement.

(a)                The definition of “Option Purchase Price” in the Agreement is amended and restated in its entirety to read as follows:

“Option Purchase Price” shall mean $3.00 per share of Common Stock, which dollar amount shall be appropriately adjusted for any reorganization, recapitalization, stock dividend, stock split, reverse stock split or other similar transaction.

(b)                The definition of “Threshold Price” in the Agreement is amended and restated in its entirety to read as follows:

“Threshold Price” shall mean $3.45 per share of Common Stock, which dollar amount shall be appropriately adjusted for any reorganization, recapitalization, stock dividend, stock split, reverse stock split or other similar transaction.

Section 4. Consideration. In consideration for the amendments set forth in Section 3 of this Amendment, on the effective date of this Amendment, the Company shall (a) issue to the Investor a common stock purchase warrant (the “Warrant”) to purchase 100,000 shares (the “Warrant Shares” and together with the Warrant, the “Securities”) of the Company’s common stock, par value $0.0001 per share, which warrant shall be in the form set forth in Exhibit A hereto and (b) deliver to the Investor a duly executed registration rights agreement in the form set forth in Exhibit B hereto (the “Registration Rights Agreement” and together with this Amendment and the Warrant, the “Transaction Documents”).

Section 5. Mutual Representations and Warranties. Each Party represents and warrants that:

(a)                It is duly authorized to execute the Transaction Documents and has all requisite power, authority, and approval required to enter into, execute, and deliver the Transaction Documents.

(b)                Each Transaction Document is the legal, valid and binding obligation of such Party enforceable against such Party in accordance with its terms (except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws or equitable principles limiting to the rights of creditors generally).

(c)                It has the right to enter into the Transaction Documents without the consent of any third party (other than consents which have been obtained) and the execution and delivery of the Transaction Documents does not violate any agreement to which such Party is a party or otherwise bound (after giving effect to contemporaneous amendments and consents to any such agreements).

Section 5. Additional Investor Representations and Warranties. The Investor represents and warrants that:

(a)                The Investor is entering into this Amendment for its own account, and the Investor has no present arrangement (whether or not legally binding) at any time to sell the Securities to or through any person in violation of the Securities Act of 1933, as amended (the “Securities Act”) and applicable state securities laws Securities Act or any applicable state securities laws; provided, however, that the Investor reserves the right to dispose of the Securities at any time in accordance with federal and state securities laws applicable to such disposition.

(b)                The Investor acknowledges that it has had the opportunity to review this Amendment and the transactions contemplated by this Amendment with its own legal counsel and investment and tax advisors. Except with respect to the representations, warranties and covenants contained in this Amendment, the Investor is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Amendment or the securities laws of any jurisdiction.

(c)                The Investor has sufficient knowledge and experience in business and financial matters to evaluate the Company, its proposed activities and the risks and merits of this investment. The Investor has the ability to accept the high risk and lack of liquidity inherent in this type of investment. The Investor has conducted its own independent investigation of Company and has reached its own conclusions regarding the risks and merits of this investment. The Investor is not relying upon any representations or warranties from Company except as explicitly set forth herein.

(d)                The Investor is an accredited investor as defined in Rule 501(a)(3) of Regulation D, and the Investor has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Securities. The Investor acknowledges that an investment in the Securities is speculative and involves a high degree of risk.

(e)                The Investor acknowledges and agrees that the Securities, upon issuance, shall bear customary restrictive legends referencing their restrictions on transfer in accordance with the Securities Act.

Section 6. Additional Company Representations and Warranties. The Company represents and warrants that:

(a)                The Warrant Shares are duly authorized and fully reserved for issuance and, upon the exercise of the Warrant in accordance with its terms, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock.

(b)                Neither the Company, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of the issuance of the Securities to the Buyer. The issuance of the Securities to the Buyer will not be integrated with any other issuance of the Company’s securities (past, current or future) for purposes of any shareholder approval provisions applicable to the Company or its securities.

Section 7. Miscellaneous.

(a)                Full Force and Effect.  Except as amended herein, all provisions of the Agreement shall remain unchanged and in full force and effect.

(b)                Governing Law.  This Amendment shall be governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflicts of law (whether of the State of New York or any other jurisdiction).

(c)                JURY TRIAL WAIVER. THE COMPANY AND THE INVESTOR HEREBY WAIVE A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER IN RESPECT OF ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT.

(d)                Counterparts.  This Amendment may be executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument. This Amendment may be delivered to the other parties hereto by e-mail of a copy of this Amendment bearing the signature of the parties so delivering this Amendment.

(e)                Severability. In the event that any provision of this Amendment becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Amendment shall continue in full force and effect without said provision; provided that such severability shall be ineffective if it materially changes the economic benefit of this Amendment to any party.

(f)                 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Amendment and the consummation of the transactions contemplated hereby.

** Signature Page Follows **

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the Execution Date.

JAGUAR HEALTH, INC.

By:	/s/ Lisa A. Conte
Name: Lisa A. Conte
Title: President & CEO

OASIS CAPITAL, LLC

By:	/s/ Adam Long
Name: Adam Long
Title: Managing Partner

** Signature Page to First Amendment to Equity Purchase Agreement **